                                                                  EXHIBIT (j)(2)

                        CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for Van Kampen Equity and Income Fund.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chicago, Illinois
July 11, 2002